UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2024

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on March 12, 2024, Bio-Path Holdings, Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum stockholders’ equity requirement of at least $2,500,000 for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). On April 26, 2024, in accordance with Nasdaq Listing Rule 5810(c)(2)(A), the Company submitted a plan to Nasdaq to regain compliance (the “Compliance Plan”) with the Stockholders’ Equity Requirement and on June 12, 2024, the Company received a letter from Nasdaq granting an extension (the “Extension Letter”) until September 8, 2024 to demonstrate compliance with the Stockholders’ Equity Requirement.

On September 12, 2024, the Company received a delisting determination letter from Nasdaq advising the Company that the Company did not meet the terms of the Extension Letter. Specifically, the Company did not confirm or demonstrate compliance with the Stockholders’ Equity Requirement by completing its proposed transactions as set forth in the Extension Letter. As a result, unless the Company requests an appeal of the Staff’s determination, trading of the Company’s common stock will be suspended at the opening of business on September 23, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”) which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company intends to submit a hearing request to the Nasdaq Hearings Panel (the “Panel”) no later than 4:00 p.m. Eastern Time on September 19, 2024, which request will stay suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. At the Panel hearing, the Company intends to present a plan to regain compliance with the Stockholders’ Equity Requirement. In the interim, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “BPTH” pending the Panel’s decision.

There can be no assurance that the Company’s appeal will be successful or that the Company will be able to regain compliance with the Stockholders’ Equity Requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: September 13, 2024	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer